LONG-TERM DEPOSITS AND PREPAYMENTS	12 Months Ended
Dec. 31, 2012
LONG-TERM DEPOSITS AND PREPAYMENTS
Long-term deposits and prepayments

4.  LONG-TERM DEPOSITS AND PREPAYMENTS

The Group’s subsidiaries and VIEs are required to pay certain amounts of deposit to airline companies to obtain blank air tickets for sales to customers. The subsidiaries and VIEs are also required to pay deposit to local travel bureau as pledge for insurance of traveler’s safety.

Components of long-term deposit and prepayments as of December 31, 2011 and 2012 were as follows:

	2011	2012
	RMB	RMB
Deposits paid to airline suppliers	124,565,156	126,190,327
Unamortized debt issuance cost	—	32,396,007
Deposit paid to lessor	17,172,324	18,413,764
Prepayments for fixed assets	—	15,499,330
Deposit paid to travel bureau	110,000	110,000
Others	13,513,012	18,008,882
Total	155,360,492	210,618,310